Exhibit 99.2

SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: (1)	Southern Foods Group, LLC d/b/a Dean Foods	PETITION DATE:	11/12/2019
CASE NUMBER:	(19-36313)

MONTHLY OPERATING REPORT SUMMARY FOR MONTH	February	YEAR	2021

(in thousands)

2019

MONTH	Dec. 1 - Dec. 31
REVENUES (MOR-6)	$ 639,053
INC. (LOSS) BEFORE INT; DEPREC./TAX; IMPAIRMENT (MOR-6)	(175,379)
NET INCOME (LOSS) (MOR-6)	(203,755)
PAYMENTS TO INSIDERS (MOR-9)	(541)	*
PAYMENTS TO PROFESSIONALS (MOR-9)	(4,321)	*
TOTAL DISBURSEMENTS (MOR-7)	(995,018)	*

*December payments to insiders, professionals, and total disbursements above cover the stub period from 11/12/19 – 12/31/19.

2020

MONTH	Jan. 1 to Jan. 31	Feb. 1 to Feb. 29	Mar. 1 to Mar. 31	Apr. 1 to Apr. 30	May. 1 - May. 31	Jun. 1 to Jun. 30	Jul. 1 to Jul. 31	Aug. 1 to Aug. 31	Sep. 1 to Sep. 30	Oct. 1 to Oct. 31	Nov. 1 to Nov. 30	Dec. 1 to Dec. 30
REVENUES (MOR-6)	$ 609,077	$ 547,043	$ 600,501	$ 534,496	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
INC; (LOSS) BEFORE INT; DEPREC./TAX; IMPAIRMENT (MOR-6)	(32,191)	(27,488)	(29,275)	(29,943)	(589,136)	38,792	90,108	(16,762)	30,596	2,275	9,659	(1,959)
NET INCOME (LOSS) (MOR-6)	(38,679)	(37,515)	40,442	(35,706)	(618,960)	26,026	80,734	(19,316)	27,060	(311)	9,196	(8,059)
PAYMENTS TO INSIDERS (MOR-9)	(316)	(336)	(336)	(369)	(25)	(75)	(50)	(50)	(100)	-	(29)	(31)
PAYMENTS TO PROFESSIONALS (MOR-9)	(500)	(2,234)	(11,182)	(13,290)	(10,189)	(9,127)	(153)	(3,762)	(8,350)	(2,464)	(244)	(5,291)
TOTAL DISBURSEMENTS (MOR-7)	(768,635)	(617,132)	(592,508)	(681,567)	(89,798)	(72,893)	(18,725)	(37,886)	(24,571)	(21,591)	(8,618)	(17,944)

2021

MONTH	Jan. 1 to Jan. 31	Feb. 1 to Feb. 28
REVENUES (MOR-6)	$ -	$ -
INC. (LOSS) BEFORE INT; DEPREC./TAX; IMPAIRMENT (MOR-6)	(409)	(610)
NET INCOME (LOSS) (MOR-6)	2,287	(914)
PAYMENTS TO INSIDERS (MOR-9)	(13)	(11)
PAYMENTS TO PROFESSIONALS (MOR-9)	(147)	(543)
TOTAL DISBURSEMENTS (MOR-7)	(9,284)	(31,209)

Notes:

(1) Income statement figures for the partial month of November 2019 are based on estimates as the company does not close their accounting records until the end of the month.

(2) Pursuant to Court Order, the Debtors are no longer required to maintain insurance as of the filing date.

Yes / No
Are all accounts receivable being collected within terms?	No
Are all post-petition liabilities, including taxes, being paid within terms?	No
Have any pre-petition liabilities been paid?	Yes
If so, describe Select 503(b)9 liabilities
Are all funds received being deposited into DIP bank accounts?	Yes
Were any assets disposed of outside the normal course of business?	No
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?	Yes
What is the status of your Plan of Reorganization?	In Process

***The original of this document must be filed with the United States Bankruptcy Court***	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 is true and correct, to the best of my knowledge.

ATTORNEY NAME:	Bob Bruner
FIRM NAME:	Norton Rose Fulbright
ADDRESS:	1301 McKinney Suite 5100
CITY, STATE, ZIP:	Houston, TX 77010-3095
TELEPHONE/FAX:	(713) 651 5216 / Fax (713) 651 5246

SIGNED X	/s/ Jeffrey S. Dawson	TITLE :	Chief Accounting Officer

Jeffrey S. Dawson	4/3/21
(PRINT NAME OF SIGNATORY)	DATE

MOR-1	Excluded	Yes

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

(in thousands)

COMPARATIVE BALANCE SHEETS

ASSETS	10/31/ 2019	11/30/ 2019	12/31/ 2019	1/31/ 2020	2/29/ 2020	3/31/ 2020	4/30/ 2020	5/31/ 2020(4)	6/30/ 2020(4)	7/31/ 2020(4)	8/31/ 2020(4)	9/30/ 2020(4)	10/31/ 2020(4)	11/30/ 2020(4)	12/31/ 2020(4)	1/31/ 2021(4)	2/28/ 2021(4)
CURRENT ASSETS
Cash and cash equivalents	$ 37,478	$ 112,521	$ 80,011	$ 48,833	$ 56,829	$ 57,844	$ 106,707	$ 89,030	$ 125,000	$ 151,140	$ 125,815	$ 163,000	$ 147,977	$ 152,203	$ 152,469	$ 144,372	$ 116,924
Receivables, net of allowance for doubtful accounts(1)	469,918	564,680	574,143	561,110	553,426	576,237	513,664	112,930	63,285	38,638	30,810	26,573	23,238	16,620	13,263	12,427	11,791
Income tax receivables(2)	1,450	1,505	1,917	1,706	1,613	103,493	103,168	103,168	5,053	784	784	694	694	694	689	689	689
Inventory, net	268,431	251,943	250,485	255,063	260,323	277,218	255,992	-	-	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	43,752	99,439	60,108	64,254	52,719	66,591	43,745	46,825	19,987	18,187	13,584	15,048	12,794	15,051	15,426	15,602	15,634
Assets held for sale(3)	6,808	6,806	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	827,837	1,036,894	966,664	930,966	924,910	1,081,383	1,023,276	351,953	213,325	208,749	170,993	205,315	184,703	184,568	181,847	173,090	145,038
Property, plant and equipment, net	959,844	959,989	820,366	836,089	809,574	805,062	808,939	81,198	75,766	74,411	48,999	30,891	30,891	30,070	18,544	18,544	18,061
Operating lease right of use assets	297,818	297,329	275,596	280,264	272,591	250,569	260,800	10,000	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Identifiable intangible and other assets	171,492	191,716	165,928	164,301	143,722	141,489	130,708	324,394	321,337	312,984	312,989	309,762	308,615	308,116	302,265	301,521	227,952
Receivable from nondebtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes	(7,840)	(7,803)	-	10	41	-	-	-	-	-	-	-	-	-	-	-	-
Assets of discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL ASSETS	$ 2,249,151	$ 2,478,125	$ 2,228,554	$ 2,211,630	$ 2,150,838	$ 2,278,503	$ 2,223,723	$ 767,545	$ 610,428	$ 596,144	$ 532,981	$ 545,968	$ 524,209	$ 522,754	$ 502,656	$ 493,155	$ 391,051
(1)	The receivables balance includes receivables associated with the AR Securitization agreement with Rabobank. The accounting department does not separate the accounts receivable associated with this agreement on a monthly basis. Consequently, our schedule reflects the total balance of receivables inclusive of accounts receivable in this agreement.

(2)	The Cares Act enacted in March 2020, allows Dean to carry back net operating losses from 2018 and 2019 to the prior 5 years resulting in a refund claim in excess of $100MM that was received in June 2020.

(3)	The change in assets held for sale is the result of an accounting department reclassification as a result of the bankruptcy filing.

(4)	Certain manual adjustments were made in the May 2020-February 2021 financials related to the substantial sale of assets that occurred on May 1, 2020. Such adjustments will continue to be necessary to accurately reflect the financial position of the bankrupt entities by excluding assets related to the sold plants.

MOR-2

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

(in thousands)

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	10/31/ 2019	11/30/ 2019	12/31/ 2019	1/31/ 2020	2/29/ 2020	3/31/ 2020	4/30/ 2020	5/31/ 2020(1)	6/30/ 2020(1)	7/31/ 2020(1)	8/31/ 2020(1)	9/30/ 2020(1)	10/31/ 2020(1)	11/30/ 2020(1)	12/31/ 2020(1)	1/31/ 2021(1)	2/28/ 2021(1)
LIABILITIES
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 391,142	$ 580,127	$ 565,732	$ 580,117	$ 554,480	$ 631,762	$ 613,944	$ 484,576	$ 396,394	$ 270,630	$ 254,408	$ 239,713	$ 207,710	$ 191,562	$ 179,514	$ 171,895	$ 123,398
Income taxes payable	62	-	-	-	98	-	64	64	256	278	(716)	(717)	(718)	(708)	(650)	591	612
Current portion of long-term debt	546	439,267	440,385	404,109	471,570	521,119	455,014	7,737	(98)	-	-	-	-	-	-	-	-
Current portion of operating lease liabilities	87,756	87,579	86,297	82,753	79,679	77,825	76,972	10,000	-	-	-	-	-	-	-	-	-
TOTAL CURRENT LIABILITIES	479,506	1,106,973	1,092,414	1,066,979	1,105,827	1,230,706	1,145,994	502,377	396,552	270,908	253,692	238,996	206,992	190,854	178,864	172,486	124,010
Liabilities subject to compromise	-	1,027,393	1,027,393	1,027,393	1,027,393	1,012,387	1,012,387	1,012,387	1,002,878	1,002,328	996,273	996,258	996,150	996,102	996,057	996,063	996,026
Long-term debt	890,374	120,420	4,670	7,149	6,597	4,822	6,173	6,128	124	124	-	-	-	-	-	-	-
Deferred income taxes	5,927	5,927	5,066	5,923	5,066	5,066	5,066	5,066	5,066	5,066	5,066	5,066	5,066	5,066	5,066	5,066	5,066
Operating lease liabilities	210,062	209,750	203,477	197,511	192,912	187,441	183,827	-	-	-	-	-	-	-	-	-	-
Other long-term liabilities	645,741	46,597	65,774	143,927	122,816	105,485	129,941	128,235	66,431	64,215	60,649	59,723	59,026	59,044	59,044	59,044	6,367
TOTAL LIABILITIES	2,231,610	2,517,060	2,398,794	2,448,882	2,460,611	2,545,907	2,483,388	1,654,193	1,471,051	1,342,641	1,315,680	1,300,043	1,267,234	1,251,066	1,239,031	1,232,659	1,131,469
OWNER’S EQUITY (DEFICIT)
Common stock and outstanding, with a par value of $0.01 per share	919	919	919	919	919	919	919	919	919	919	919	919	919	919	919	919	919
Additional paid-in capital	663,891	663,877	663,849	663,868	663,868	663,788	663,788	663,788	663,788	663,788	663,788	663,788	663,788	663,788	663,788	663,788	663,788
Retained earnings (Accumulated deficit)	(575,432)	(631,858)	(760,727)	(836,618)	(908,944)	(868,416)	(860,604)	(1,487,502)	(1,461,425)	(1,336,918)	(1,373,120)	(1,344,496)	(1,333,446)	(1,318,733)	(1,326,796)	(1,329,925)	(1,330,839)
Accumulated other comprehensive income (loss)	(82,761)	(82,761)	(85,163)	(76,284)	(76,284)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)	(74,286)
Non-controlling interest	10,924	10,888	10,882	10,863	10,668	10,591	10,518	10,433	10,381	-	-	-	-	-	-	-	-
TOTAL OWNERS EQUITY (DEFICIT)	17,541	(38,935)	(170,240)	(237,252)	(309,773)	(267,404)	(259,665)	(886,648)	(860,623)	(746,497)	(782,699)	(754,075)	(743,025)	(728,312)	(736,375)	(739,504)	(740,418)
TOTAL LIABILITIES & OWNERS EQUITY	$ 2,249,151	$ 2,478,125	$ 2,228,554	$ 2,211,630	$ 2,150,838	$ 2,278,503	$ 2,223,723	$ 767,545	$ 610,428	$ 596,144	$ 532,981	$ 545,968	$ 524,209	$ 522,754	$ 502,656	$ 493,155	$ 391,051

(1)	Certain manual adjustments were made in the May 2020-February 2021 financials related to the substantial sale of assets that occurred on May 1, 2020. Such adjustments will continue to be necessary to accurately reflect the financial position of the bankrupt entities by excluding liabilities and equity related to the sold plants.

MOR-3

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

(in thousands)

SCHEDULE OF POST-PETITION LIABILITIES

	As of November 30, 2019	As of December 31, 2019
Post-Petition Liabilities
Trade Accounts Payable	$ 164,577	$ 69,850
Income Taxes Payable	-	-
Other Accounts Payable	433,724	404,083
TOTAL POST-PETITION LIABILITIES	$ 598,301	$ 473,933

	As of January 31, 2020	As of February 29, 2020	As of March 31, 2020	As of April 30, 2020	As of May 31, 2020	As of June 30, 2020	As of July 31, 2020	As of August 31, 2020	As of September 30, 2020	As of October 31, 2020	As of November 30, 2020	As of December 31, 2020
Post-Petition Liabilities
Trade Accounts Payable	$ 84,425	$ 90,375	$ 91,847	$ 100,492	$ 165,333	$ 122,456	$ 115,137	$ 102,156	$ 91,333	$ 83,095	$ 75,517	$ 66,336
Income Taxes Payable	-	-	-	-	-	-	-	-	-	-	-	-
Other Accounts Payable	408,129	374,695	414,178	394,341	269,834	219,610	97,060	94,065	91,266	82,786	82,795	83,345
TOTAL POST-PETITION LIABILITIES	$ 492,554	$ 465,070	$ 506,025	$ 494,833	$ 435,167	$ 342,066	$ 212,197	$ 196,221	$ 182,599	$ 165,881	$ 158,312	$ 149,681

	As of January 31, 2021	As of February 28, 2021
Post-Petition Liabilities
Trade Accounts Payable	$ 66,022	$ 65,758
Income Taxes Payable	-	-
Other Accounts Payable	72,199	43,264
TOTAL POST-PETITION LIABILITIES	$ 138,222	$ 109,022

MOR-4

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

(in thousands)

Aging of Post Petition Accounts Payable

February 28, 2021

Days past Due	Total Consolidated	AP Trade	Income Taxes Payable	AP Other
Current	$ -	$ -	$ -	$ -
0-30 days	-	-	-	-
31-60 days	-	-	-	-
61-90 days	-	-	-	-
91+ days	109,022	65,758	-	43,264
TOTAL	$ 109,022	$ 65,758	$ -	$ 43,264

Aging of Post Petition Accounts Receivable

February 28, 2021

Days past Due	Total Accounts Receivable (1)
Current	$ -
0-30 days	-
31-60 days	-
61-90 days	-
91+ days	11,791
TOTAL	$ 11,791

MOR-5

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

(in thousands)

STATEMENT OF INCOME (LOSS)

MONTH	YTD 10/31/2019	YTD 11/30/2019	YTD 12/31/2019	YTD 1/31/2020	YTD 2/29/2020	YTD 3/31/2020	YTD 4/30/2020	YTD 5/31/2020 (2)	YTD 6/30/2020	YTD 7/31/2020	YTD 8/31/2020	YTD 9/30/2020	YTD 10/31/2020	YTD 11/30/2020	YTD 12/31/2020	YTD 1/31/2021	YTD 2/28/2021
REVENUES (MOR-1)
Net sales	6,088,684	6,689,610	7,328,663	609,077	1,156,120	1,756,621	2,291,117	2,291,117	2,291,117	2,291,117	2,291,117	2,291,117	2,291,117	2,291,117	2,291,117	-	-
Cost of sales	(4,876,416)	(5,367,183)	(5,888,931)	(504,581)	(952,364)	(1,452,295)	(1,889,578)	(2,357,854)	(2,317,961)	(2,238,310)	(2,245,375)	(2,213,477)	(2,209,912)	(2,201,979)	(2,199,397)	(23)	(39)
OPERATING INCOME	1,212,268	1,322,427	1,439,732	104,496	203,756	304,326	401,539	(66,737)	(26,844)	52,807	45,742	77,640	81,205	89,138	91,720	(23)	(39)
OPERATING EXPENSES:
Selling and distribution	(1,091,811)	(1,220,383)	(1,327,922)	(111,740)	(213,922)	(323,517)	(427,956)	(505,057)	(505,709)	(505,954)	(506,843)	(507,855)	(507,920)	(507,110)	(506,778)	23	(47)
General and administrative	(243,393)	(283,236)	(301,355)	(22,655)	(45,376)	(66,812)	(91,309)	(136,001)	(137,302)	(127,075)	(133,487)	(137,876)	(139,046)	(138,104)	(140,920)	(397)	(652)
Amortization of intangibles	(16,928)	(18,621)	(20,600)	(1,693)	(3,365)	(4,257)	(5,149)	(5,149)	(5,149)	(5,149)	(5,149)	(5,149)	(5,149)	(5,149)	(5,149)	-	-
Facility closing and reorganization costs	(15,661)	(15,969)	(17,017)	(599)	(772)	(313)	(643)	290	817	1,437	(959)	3,140	3,085	3,059	1,002	(12)	(281)
Impairment of long-lived assets	(11,860)	(11,860)	(177,357)	-	-	-	3,001	3,001	3,001	3,001	3,001	3,001	3,001	3,001	3,001	-	-
Equity in earnings of unconsolidated subsidiaries	3,337	3,337	4,835	-	-	1,619	1,619	1,619	1,944	1,799	1,799	1,799	1,799	1,799	1,799	-	-
TOTAL OPERATING EXPENSES	(1,376,316)	(1,546,732)	(1,839,416)	(136,687)	(263,435)	(393,280)	(520,437)	(641,297)	(642,398)	(631,941)	(641,638)	(642,940)	(644,230)	(642,504)	(647,045)	(386)	(980)
INCOME (LOSS) BEFORE INT DEPR/TAX (MOR-1)	(164,048)	(224,305)	(399,684)	(32,191)	(59,679)	(88,954)	(118,898)	(708,034)	(669,242)	(579,134)	(595,896)	(565,300)	(563,025)	(553,366)	(555,325)	(409)	(1,019)
Interest expense	(59,930)	(62,461)	(68,730)	(5,996)	(13,083)	(19,244)	(24,179)	(36,897)	(40,320)	(40,623)	(40,930)	(41,907)	(42,616)	(43,025)	(43,461)	-	(75)
Other income (expense), net	3,270	2,348	3,012	268	124	(164)	(432)	(334)	(326)	(143)	(128)	(34)	(31)	(28)	(28)	-	-
Reorganization items, net	-	(13,557)	(44,527)	(770)	(3,597)	(29,272)	(29,832)	(47,036)	(56,387)	(65,641)	(67,903)	(70,556)	(72,436)	(72,493)	(78,162)	2,696	2,467
TOTAL INT, DEPR & OTHER ITEMS	(56,660)	(73,670)	(110,245	(6,498)	(16,556)	(48,680)	(54,443)	(84,267)	(97,033)	(106,407)	(108,961)	(112,497)	(115,083)	(115,546)	(121,651)	2,696	2,392
NET INCOME BEFORE TAXES	(220,708)	(297,975)	(509,929)	(38,689)	(76,235)	(137,634)	(173,341)	(792,301)	(766,275)	(685,541)	(704,857)	(677,797)	(678,108)	(668,912)	(676,976)	2,287	1,373
INCOME and OTHER TAXES (1)	889	926	9,195	10	41	101,882	101,882	101,882	101,882	101,882	101,882	101,882	101,882	101,882	101,887	-	-
GAIN (LOSS) ON SALE OF DISCONTINUED OPERATIONS	-	-	(70)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
NET INCOME (LOSS) (MOR-1)	$ (219,819)	$ (297,049)	$ (500,804)	$ (38,679)	$ (76,194)	$ (35,752)	$ (71,459)	$ (690,419)	$ (664,393)	$ (583,659)	$ (602,975)	$ (575,915)	$ (576,226)	$ (567,030)	$ (575,089)	$ 2,287	$ 1,373

(1)	The Cares Act enacted in March 2020, allows Dean to carry back net operating losses from 2018 and 2019 to the prior 5 years resulting in a refund claim in excess of $100MM.

(2)	No revenue was recognized and significant losses were incurred in May due to the sale of substantially all assets and related operations of the company to Dairy Farmers of America and Prairie Farms Dairy, effective May 1, 2020.

MOR-6

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

(in thousands)

CASH RECEIPTS AND DISBURSEMENTS	11/12/19 – 11/31/19	1/1/20 – 1/31/20	2/1/20 – 2/29/20	3/1/20 – 3/31/20	4/1/20 – 4/30/20	5/1/20 – 5/31/20	6/1/20 – 6/30/20	7/1/20 – 7/31/20	8/1/20 – 8/31/20	9/1/20 – 9/30/20	10/1/20 – 10/31/20	11/1/20 – 11/30/20	12/1/20 – 12/31/20	1/1/21 – 1/31/21	2/1/21 – 2/28/21
1. CASH-BEGINNING OF MONTH / PERIOD	$ 48,520	$ 73,162	$ 48,832	$ 56,829	$ 57,844	$ 106,707	$ 89,030	$125,000	$ 151,140	$ 125,815	$ 163,000	$ 147,977	$ 152,203	$ 152,469	$ 144,372
RECEIPTS:
2. CASH RECEIPTS FROM CUSTOMERS	927,601	751,799	562,156	522,826	661,212	388,450	151,370	39,743	7,827	12,521	6,567	6,618	3,357	836	636
3. PROCEEDS/(DISBURSEMENTS) FROM DIP FUNDING & REVOLVER	70,000	(18,882)	51,375	47,822	20,855	(720,872)	(47,800)	-	-	-	-	-	-	-	-
4. RECOVERY OF CASH COLLATERAL	-	-	-	-	-	-	-	-	-	-	-	-	4,978	-	3,125
5. SALE OF ASSETS	-	-	-	1,330	-	394,056	5,293	5,121	4,735	49,235	-	6,226	9,875	350	-
TOTAL RECEIPTS	997,601	732,917	613,531	571,978	682,067	61,634	108,863	44,864	12,562	61,756	6,567	12,844	18,210	1,186	3,761
DISBURSEMENTS:
6. MILK PAYMENTS POST-PETITION	(301,400)	(281,394)	(266,568)	(211,470)	(257,279)	(6,643)	(1,250)	-	(2,885)	(713)	(7,090)	-	-	(7,431)	(29,082)
7. MILK PAYMENTS 503(B)(9)	(106,980)	(6)	-	-	-	-	-	-	-	-	-	-	-	-	-
8. MILK PAYMENTS CRITICAL VENDOR	(53,264)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
9. TRADE ACCOUNTS PAYABLE	(346,360)	(343,995)	(234,384)	(256,272)	(253,188)	(47,642)	(56,844)	(15,052)	(29,879)	(14,558)	(11,371)	(7,847)	(10,862)	(1,614)	(1,405)
10. UTILITIES AND FUEL	(9,540)	(18,943)	(12,391)	(13,106)	(12,700)	-	(100)	(300)	(100)	(70)	(80)	(80)	(50)	-	(50)
11. PAYROLL, PAYROLL TAX, 401K, & BENEFITS	(136,563)	(115,659)	(94,513)	(96,358)	(141,406)	(16,677)	(5,186)	(2,630)	(1,214)	(720)	(583)	(408)	(1,741)	(93)	(129)
12. DEBT SERVICE & FEES	(27,548)	(3,289)	(3,934)	(3,579)	(3,668)	(8,606)	(350)	(589)	-	-	-	-	-	-	-
13. PROFESSIONAL FEES	(4,252)	(569)	(2,234)	(11,182)	(13,290)	(10,189)	(9,127)	(153)	(3,762)	(8,350)	(2,464)	(244)	(5,291)	(147)	(543)
14. UTILITY ADEQUATE ASSURANCE	(3,910)	-	-	-	-	-	-	-	-	-	-		-	-	-
15. TAXES	(5,201)	(4,780)	(3,108)	(541)	(36)	(42)	(36)	-	(46)	(160)	(3)	(40)	-	-	(0)
TOTAL DISBURSEMENTS	(995,018)	(768,635)	(617,132)	(592,508)	(681,567)	(89,798)	(72,893)	(18,725)	(37,886)	(24,571)	(21,591)	(8,618)	(17,944)	(9,284)	(31,209)
16. NET CASH FLOW	2,583	(35,718)	(3,601)	(20,530)	500	(28,164)	35,971	26,140	(25,325)	37,185	(15,023)	4,226	266	(8,098)	(27,448)
17. CASH - END OF MONTH	$ 51,103	$ 37,444	$ 45,231	$ 36,299	$ 58,344	$ 78,543	$ 125,000	$151,140	$ 125,815	$ 163,000	$ 147,977	$ 152,203	$ 152,469	$ 144,372	$ 116,924
18. ADJUSTMENTS RELATED TO RABOBANK ASSET SECURITIZATION CASH (1)	22,059	11,388	11,598	21,545	48,363	10,487	-	-	-	-	-	-	-	-	-
19. ENDING CASH PER BOOKS-END OF MONTH	$ 73,162	$ 48,832	$ 56,829	$ 57,844	$ 106,707	$ 89,030	$ 125,000	$ 151,140	$ 125,815	$ 163,000	$ 147,977	$ 152,203	$ 152,469	$ 144,372	$ 116,924

(1)	We have included the withheld cash balance associated with the AR securitization with Rabobank in this schedule. The reported cash is not in a debtor bank account, however the debtors have rights to this cash. Rabobank provides the accounting department with the balance of cash held after calculating the borrowing base at the end of the month. For purposes of agreeing out this schedule to the balance sheet balance, we have included this balance.

MOR-7

CASE NAME: Southern Foods Group, LLC d/b/a Dean Foods

CASE NUMBER:  (19-36313)

Bank Account Reconciliations & Cash Disbursements Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis

Debtor Entity	Bank Name	Account Type		Ending Balance as of 11/11/2019	Ending Balance as of 12/31/2019	Ending Balance as of 1/31/2020	Ending Balance as of 2/29/2020	Ending Balance as of 3/31/2020	Ending Balance as of 4/30/2020	Ending Balance as of 5/31/2020	Ending Balance as of 6/30/2020	Ending Balance as of 7/31/2020	Ending Balance as of 8/31/2020	Ending Balance as of 9/30/2020	Ending Balance as of 10/31/2020	Ending Balance as of 11/30/2020	Ending Balance as of 12/31/2020	Ending Balance as of 1/31/2021	Ending Balance as of 2/28/2021
Southern Foods Group, LLC	Ameristate Bank	Collection	7489	$1	$(9)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dean Foods Company	Bank Of America	Concentration	0587	51,897	67,435	36,809	22,692	51,103	53,561	5,000	5,000	5,000	5,000	5,000	5,000	208,394	5,000	1,572,097	3,180,734
Southern Foods Group, LLC	Bank Of America	Collection	2251	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Bank Of America	Collection	3902	-	-	257	544	-	-	-	-	-	-	-	-	-	-	-	-
Model Dairy, LLC	Bank Of America	Collection	9147	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Bank Of America	Collection	8866	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Bank Of America	Collection	6670	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Bank Of America	Collection	1836	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Bank Of America	Collection	1849	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Baric Of America	Collection	6809	455,848	139,865	53,394	2,248	149,572	202,512	266,965	466,863	483,713	486,759	488,669	489,045	489,200	489,312	489,312	489,312
Mayfield Dairy Farms, LLC	BB&T	Collection	6831	680	21,668	59,317	25,153	-	-	48,235	48,235	-	-	48,235	-	-	-	-	-
Mayfield Dairy Farms, LLC	BB&T	Collection	1010	888	11,427	17,069	21,389	-	-	26,341	26,341	-	-	26,341	17,652	17,514	17,377	17,377	17,377
Mayfield Dairy Farms, LLC	BB&T	Collection	7128	-	-	(364)	13,843	-	-	13,999	13,999	-	-	13,999	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	A/P	9329	5,813,403	3,977,099	367,914	243,548	1,757,791	-	125	493	-	-	-	-	-	-	-	-
Country Fresh, LLC	BMO	A/P	9345	-	9,488	8,890	-	531	-	(785)	(828)	-	-	-	-	-	-	-	-
Friendly's Manufacturing and Retail, LLC	BMO	A/P	9352	-	465,462	622,929	-	4,442	-	(190,171)	-	-	-	-	-	-	-	-	-
Dean Foods Company	BMO	Concentration	9303	794,280	621,451	6,446,186	12,427,499	992,989	32,746,971	64,148,221	53,798,796	58,489,549	6,577,970	85,588,018	105,586,254	76,939,719	54,621,492	25,019,908	14,152,697
Dean Dairy Holdings, LLC	BMO	Collection	9360	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9626	161,462	1,339,944	714,800	601,071	861,305	533,185	35,000	35,000	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9634	-	-	90,142	343,587	631,666	244,808	480,856	485,129	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9642	-	-	715,814	881,696	1,781,442	3,531,163	906,324	749,772	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9659	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Holding Company	BMO	Collection	9667	-	308,438	899,043	1,127,618	109,377	757,753	174,497	142,960	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9675	-	55,188	559	114,709	641	1,200	1,976	2,976	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9683	-	420,374	20,435	231,003	701,421	102,519	1,227,222	1,246,384	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Collection	9691	-	249,318	387,192	544,627	513,725	626,527	299,106	254,958	-	-	-	-	-	-	-	-
Dean Foods Company	BMO	Collection	9709	-	-	74,459	263,819	170,794	265,763	44,072	35,000	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	BMO	Collection	9717	-	-	-	291,229	26,127	33,011	74,064	30,292	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	BMO	Collection	9725	-	792,695	522,699	635,618	2,560,807	3,328,227	1,526,493	1,275,859	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	BMO	Collection	9733	23,870	337,521	692,120	714,461	134,411	254,063	556,596	409,051	-	-	-	-	-	-	-	-
Dean Foods Company	BMO	Collection	9741	-	2,386	178,694	433,824	343,114	502,077	514,906	270,808	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	BMO	Collection	9758	-	363,650	109,679	945,772	235,610	210,217	392,744	75,631	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	BMO	Collection	9790	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	BMO	Payroll	9311	(256,756)	56,064	146,455	25,109	27,773	16,473	113,907	86,254	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Brady National Bank	Collection	7532	10	26	20	14	8	8	2	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Chemung Canal Trust Company	Collection	2986	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Country Fresh, LLC	Citizens Bank	Collection	6588	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	City National Baric	Collection	7106	28	489	24,155	38,824	55,407	61,873	79,152	79,152	-	-	79,152	79,146	79,146	79,146	79,146	-
Southern Foods Group, LLC	Comerica Bank	Corporate	3499	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Community Bank	Collection	1895	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Fifth Third	Collection	1197	55,329	207,120	74,785	113,652	52,003	31,382	-	12,009,061	-	-	-	903,647	-	-	-	-
Suiza Dairy Group, LLC	First Citizens Bank	Collection	1247	1	79	1,081	3,082	-	-	6,389	6,389	-	-	6,313	6,313	6,313	-	6,313	-
Suiza Dairy Group, LLC	First Farmers Bank & Trust	Collection	3390	1,899	70,969	78,926	95,280	148,309	208,100	215,766	766	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	First Hawaiian Bank	Collection	1370	125,000	579,089	334,946	211,303	255,487	8,634	37,650	395,578	-	-	1	1	-	-	-	-
Southern Foods Group, LLC	First Interstate Bank	Collection	9046	1,006	14,043	22,451	29,032	31,877	32,555	33,901	33,901	-	-	33,901	-	-	-	-	-
Southern Foods Group, LLC	First Interstate Bank	Collection	7761	18	78	101	138	134	119	114	114	-	-	114	-	-	-	-	-
Dean Foods of Wisconsin, LLC	First National Bank of Iowa	Collection	1409	10,340	-	8,763	23,481	85,545	98,989	109,016	9,016	-	-	9,006	-	-	-	-	-
Dean Dairy Holdings, LLC	First National Bank-Fort Stockton	Collection	0197	106	104	5,306	8,655	12,228	16,648	16,633	629	-	-	-	-	-	-	-	-
Dean Foods Company	JP Morgan Chase	Concentration	1997	49,401	129,032	447,347	986,227	1,856,517	355,064	320,138	1,347,438	2,093,960	47,718,498	25,915,762	39,862,916	74,462,715	97,256,673	117,189,737	99,083,881
Dean Foods North Central, LLC	JP Morgan Chase	Corporate	8136	11,171	11,171	11,171	11,171	11,171	11,171	11,171	11,171	11,171	-	-	-	-	-	-	-
Dean Foods Company	JP Morgan Chase	Collection	0780	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	JP Morgan Chase	Collection	7580	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Country Fresh, LLC	JP Morgan Chase	Collection	7134	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	JP Morgan Chase	Collection	0893	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reiter Dairy, LLC	JP Morgan Chase	Collection	0157	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	JP Morgan Chase	Collection	7076	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reiter Dairy, LLC	JP Morgan Chase	Collection	9770	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	JP Morgan Chase	Collection	0773	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Country Fresh, LLC	JP Morgan Chase	Ins	6790	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	JP Morgan Chase	Collection	0124	298,461	-	-	-	-	-	-	6,014,099	9,717,613	-	-	-	-	-	-	-
Country Fresh, LLC	JP Morgan Chase	Collection	3835	430,744	630,666	311,727	385,970	276,947	6,955	424	6,981,278	12,170,259	-	-	-	-	-	-	-
Midwest Ice Cream Company, LLC	JP Morgan Chase	Collection	8823	267,915	34,996	-	37,086	5,024	3,014	-	1,413,563	2,972,723	-	-	-	-	-	-	-
Dean Dairy Holding, LLC	JP Morgan Chase	Collection	6194	12,172	15,937	5,851	279	11,962	4,157	1,676	51,591	103,719	-	-	-	-	-	-	-
Model Dairy, LLC	JP Morgan Chase	Collection	4295	2,029	965	-	55	300	244	-	12,435,220	23,020,579	-	-	-	-	-	-	-
Southern Foods Group, LLC	JP Morgan Chase	Collection	7037	31,284	54,233	63,536	6,364	227	2,653	1,265	18,930	49,189	-	-	-	-	-	-	-

Debtor Entity	Bank Name	Account Type		Ending Balance as of 11/11/2019	Ending Balance as of 12/31/2019	Ending Balance as of 1/31/2020	Ending Balance as of 2/29/2020	Ending Balance as of 3/31/2020	Ending Balance as of 4/30/2020	Ending Balance as of 5/31/2020	Ending Balance as of 6/30/2020	Ending Balance as of 7/31/2020	Ending Balance as of 8/31/2020	Ending Balance as of 9/30/2020	Ending Balance as of 10/31/2020	Ending Balance as of 11/30/2020	Ending Balance as of 12/31/2020	Ending Balance as of 1/31/2021	Ending Balance as of 2/28/2021
Suiza Dairy Group, LLC	JP Morgan Chase	Collection	9028	103,134	103,085	64,649	13,599	31,751	11,140	16,497	579,857	1,285,319	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	JP Morgen Chase	Collection	4665	132,903	65,703	266,935	241,548	1,128,982	22,559	149	1,730,583	4,093,268	-	-	-	-	-	-	-
Dean Intellectual Property Services II, Inc.	JP Morgan Chase	Collection	3219	1,240,922	962,114	760,570	187,877	846,061	266,903	76,211	5,374,276	10,724,758	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	JP Morgan Chase	Collection	2885	6,426	24,990	1,174	15,208	4,242	-	-	4,572	10,985	-	-	-	-	-	-	-
Southern Foods Group, LLC	JP Morgan Chase	Collection	2099	92,476	1,252,488	1,951,363	2,910,164	3,579,382	4,298,138	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	JP Morgan Chase	Collection	8807	242,538	125,575	20,520	85,966	1,909	11,471	-	395,085	775,197	-	-	-	-	-	-	-
Garelick Farms, LLC	Key Bank	Collection	7888	8,572	50,533	24,619	50,969	72,857	94,084	107,280	105,468	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Key Bank	Collection	9181	105	-	244	186	128	70	12	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Lamesa National Bank	Collection	0721	987	-	8,918	11,812	8,918	8,918	8,918	918	-	-	-	-	-	-	-	-

Debtor Entity	Bank Name	Account Type		Ending Balance as of 11/11/2019	Ending Balance as of 12/31/2019	Ending Balance as of 1/31/2020	Ending Balance as of 2/29/2020	Ending Balance as of 3/31/2020	Ending Balance as of 4/30/2020	Ending Balance as of 5/31/2020	Ending Balance as of 6/30/2020	Ending Balance as of 7/31/2020	Ending Balance as of 8/31/2020	Ending Balance as of 9/30/2020	Ending Balance as of 10/31/2020	Ending Balance as of 11/30/2020	Ending Balance as of 12/31/2020	Ending Balance as of 1/31/2021	Ending Balance as of 2/28/2021
Southern Foods Group, LLC	Little Horn State Bank	Collection	0264	322	(5)	(11)	-	-	-	-	-	-	-	-	-	-	-	-	-
Midwest Ice Cream Company, LLC	M&T Bank	Collection	7617	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mayfield Dairy Farms, LLC	Northeast Georgia Bank	Collection	9780	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	PNC Bank	Collection	3356	100,000	99,649	111,349	100,000	99,649	99,727	99,344	99,260	-	-	-	-	-	-	-	-
Country Fresh, LLC	PNC Bank	Collection	7434	34,235	102,402	104,071	65,281	35,755	27,012	8,384	7,993	(659)	-	-	-	-	-	-	-
Dean Foods Company	PNC Bank	Collection	5667	21,949	13,882	19,496	4,664	4,405	4,110	4,069	3,997	(167)	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Rawlins National Bank	Collection	0072	-	-	0	0	0	0	0	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Regions Bank	Collection	0932	-	-	60	-	-	-	-	-	-	-	-	-	-	-	-	-
Berkeley Farms, LLC	Regions Bank	Collection	1909	6,560	142,565	77,652	201,614	286,025	393,932	418,193	2,839	-	-	1,749	1,382	-	-	(368)	-
Dean Dairy Holdings, LLC	Regions Bank	Collection	9826	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Regions Bank	Collection	1018	12,578	52,623	703,369	884,500	1,121,829	30,604		7,733	-	-	4,685	2,925	-	-	(1,523)	-
Southern Foods Group, LLC	Sovereign Bank	Collection	4567	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	TD Banknorth	Collection	1137	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings	Texas Bank	Collection	2503	-	-	-	-	22,185	23,092	28,301	3,640	-	-	-	-	-	-	-	-
Reiter Dairy, LLC	U.S. Bank	Collection	2015	3,408	37,635	22,531	41,808	62,257	72,091	76,830	76,523	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	A/P	4538	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Country Fresh, LLC	Wells Fargo Bank	A/P	3386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	A/P	6341	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Holding Company	Wells Fargo Bank	A/P	7931	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Holding Company	Wells Fargo Bank	A/P	0812	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Wells Fargo Bank	Concentration	9876	7,266,083	12,968,828	3,158,101	2,684,315	4,927,013	1,184,772	2,056,880	4,331,323	8,364,220	25,639,646	18,257,635	107,104	-	-	-	-
Dean Transportation, Inc.	Wells Fargo Bank	Corporate	0892	-	3,909,872	4,347,651	4,347,651	3,776,606	3,776,606	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Wells Fargo Bank	Corp	7643	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Holding Company	Wells Fargo Bank	Corp	6231	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	3589	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods North Central, LLC	Wells Fargo Bank	Collection	7435	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8078	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8086	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8355	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	7856	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods North Central, LLC	Wells Fargo Bank	Collection	7864	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods North Central, LLC	Wells Fargo Bank	Collection	2767	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Country Fresh, LLC	Wells Fargo Bank	Collection	7666	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	7399	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	1738	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	7527	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods of Wisconsin, LLC	Wells Fargo Bank	Collection	1861	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Wells Fargo Bank	Collection	8842	310,238	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Wells Fargo Bank	Collection	5171	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Foundation	Wells Fargo Bank	Collection	5189	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2421	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	0206	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	7797	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	7821	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	7854	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8647	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6191	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6217	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6282	41,541	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6324	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6332	24,884	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	7069	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	3074	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	1867	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2483	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2517	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bark	Collection	2525	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2541	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2566	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2574	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2582	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2616	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Debtor Entity	Bank Name	Account Type		Ending Balance as of 11/11/2019	Ending Balance as of 12/31/2019	Ending Balance as of 1/31/2020	Ending Balance as of 2/29/2020	Ending Balance as of 3/31/2020	Ending Balance as of 4/30/2020	Ending Balance as of 5/31/2020	Ending Balance as of 6/30/2020	Ending Balance as of 7/31/2020	Ending Balance as of 8/31/2020	Ending Balance as of 9/30/2020	Ending Balance as of 10/31/2020	Ending Balance as of 11/30/2020	Ending Balance as of 12/31/2020	Ending Balance as of 1/31/2021	Ending Balance as of 2/28/2021
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2632	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2640	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2657	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2673	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	7343	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	7818	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	7821	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	8678	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Mayfield Dairy Farms, LLC	Wells Fargo Bank	Collection	1178	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8242	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8259	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2751	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	9689	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Wells Fargo Bank	Collection	9713	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	9721	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2161	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2187	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2195	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Holding Company, Dandy's Dairy	Wells Fargo Bank	Collection	3480	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Food’s Group San Antonio	Wells Fargo Bank	Collection	2203	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Insurance	7715	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	6124	68,884	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods North Central, LLC	Wells Fargo Bank	Collection	7872	1,365,767	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Midwest Ice Cream Company, LLC	Wells Fargo Bank	Collection	7490	14,293	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	6609	13,891	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Foods Company	Wells Fargo Bank	Collection	9186	681,777	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	0200	101,885	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	0465	1,278,489	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	7190	20,495	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	5813	89,997	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	5821	210,975	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	5862	1,964	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	5912	145,809	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6118	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6134	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6159	388,400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	6183	3,881	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	5182	114,748	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2475	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2558	26,948	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	2608	2,263	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	1197	22,121,078	20,203,129	12,247,532	11,522,355	6,431,602	3,767,340	4,143,105	12,009,061	16,769,606	45,387,597	32,521,421	915,673	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	1605	408,505	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	2951	899,086	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	0647	403,520	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	0650	420,078	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	0676	66,292	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reiter Dairy, LLC	Wells Fargo Bank	Collection	9016	235,697	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Suiza Dairy Group, LLC	Wells Fargo Bank	Collection	9029	41,226	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	8584	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	8597	326,632	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dean Dairy Holdings, LLC	Wells Fargo Bank	Collection	8607	254,853	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Collection	8649	439,957	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	8681	49,306	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	8694	23,351	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	8704	153,150	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Garelick Farms, LLC	Wells Fargo Bank	Collection	0187	154,477	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Foods Group, LLC	Wells Fargo Bank	Payroll	6303	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Dairy Group Receivables II, L.P.	Rabobank	Securitization	xxxx*	*	22,059,470	11,387,550	11,597,811	21,544,657	48,362,836	10,486,836	-	-	-	-	-	-	-	-	-
		Total		$48,520,022	$73,162,999	$48,833,001	$56,829,000	$57,844,000	$106,787,000	$89,030,000	$125,000,000	$151,140,000	$125,815,470	$163,000,000	$147,977,058	$152,203,000	$152,469,000	$144,372,000	$116,924,000

*	We have included the withheld cash balance associated with the AR securitization with Rabobank in this schedule. The reported cash is not in a debtor bank account, however the debtors have rights to this cash. Rabobank provides the accounting department with the balance of cash held after calculating the borrowing base at the end of the month. The balance is not provided as of 11/12/19 and consequently has not been included in this schedule. For purposes of agreeing out this schedule to the balance sheet balance, we have included this balance herein although the balance is not in a specific debtor bank account.

MOR-8

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/POSITION/COMP TYPE		Nov. 12 to Dec. 31 2019	Jan. 1 to Jan. 31 2020	Feb. 1 to Feb. 29 2020	Mar. 1 to Mar. 31 2020	Apr. 1 to Apr. 30 2020	May 1 to May 30 2020	Jun. 1 to Jun. 30 2020	Jul. 1 to Jul. 31 2020	Aug. 1 to Aug. 31 2020	Sep. 1 to Sep. 30 2020	Oct 1 to Oct. 31 2020	Nov. 1 to Nov. 30 2020	Dec. 1 to Dec. 31 2020	Jan. 1 to Jan. 31 2021	Feb. 1 to Feb. 28 2021
1 Beringause,Eric	President and CEO	$ 144,943	$ 85,417	$ 95,417	$ 95,417	$ 95,417	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2 Finck, Chris H	Former SVP National Sales & CCO	44,589	-	-	-	-	-	-	-	-	-	-	-	-	-	-
3 Macedonia, Jody L	Former SVP Chief Financial Officer	136,889	-	-	-	-	-	-	-	-	-	-	-	-	-	-
4 Murray, Thomas N.	SVP Chief Commercial Officer	72,027	39,583	49,583	49,583	49,583	-	-	-	-	-	-	-	-	-	-
5 Rahlfas,Gary W	SVP Chief Financial Officer	78,030	50,000	50,000	50,000	56,173	25,000	75,000	50,000	50,000	100,000	-	28,600	30,577	13,100	10,835
6 Waterman,Kristy N	SVP Gen Counsel & Corp Secret	64,773	41,667	41,667	41,667	41,667	-	-	-	-	-	-	-	-	-	-
7 Ekpo,Bassey	SVP Business Innovation	-	41,667	41,667	41,667	48,092	-	-	-	-	-	-	-	-	-	-
8 Riley,Brian K	SVP Operations	-	30,000	30,000	30,000	43,846	-	-	-	-	-	-	-	-	-	-
9 Wolljung,Gregory A	SVP Logistics	-	27,500	27,500	27,500	33,846	-	-	-	-	-	-	-	-	-	-
TOTAL INSIDERS (MOR-1)		$ 541,251	$ 315,834	$ 335,834	$ 335,834	$ 368,625	$ 25,000	$ 75,000	$ 50,000	$ 50,000	$ 100,000	$ -	$ 28,600	$ 30,577	$ 13,100	$ 10,835

PROFESSIONALS	Nov. 12 to Dec. 31 2019	Jan. 1 to Jan. 31 2020	Feb. 1 to Feb. 29 2020	Mar. 1 to Mar. 31 2020	Apr. 1 to Apr. 30 2020	May 1 to May 30 2020	Jun. 1 to Jun. 30 2020	Jul. 1 to Jul. 31 2020	Aug. 1 to Aug. 31 2020	Sep. 1 to Sep. 30 2020	Oct. 1 to Oct. 31 2020	Nov. 1 to Nov. 30 2020	Dec. 1 to Dec. 31 2020	Jan. 1 to Jan. 31 2021	Feb. 1 to Feb. 28 2021
1 Mayer Brown LLP (Legal Counsel)	$ 178,714	$ -	$ -	$ -	$ -	$ 156,185	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2 FTI Consulting, Inc. (Financial Advisor)	1,090,537	499,634	-	1,173,153	505,985	509,574	171,645	-	-	-	-	-	-	-	(265,578)
3 White & Case (Legal Counsel)	2,686,417	-	-	643,118	1,354,121	-	946,473	-	106,698	-	-	-	-	-	-
4 Moore & Van Allen PLLC (Legal Counsel)	48,500	-	9,635	5,406	21,379	10,583	41,766	-	-	-	-	-	-	-	-
5 Sullivan & Worcester LLP (Legal Counsel)	115,335	-	-	-	-	16,704	-	-	-	-	-	-	-	-	-
6 Greenburg Traurig (Legal Counsel)	29,270	-	-	-	-	-	-	-	-	-	-	-	-	-	-
7 Holland & Knight (Legal Counsel)	69,532	-	-	-	-	27,951	7,658	-	-	-	-	-	-	-	-
8 Morgan, Lewis & Bockius LLP (Legal Counsel)	93,618	-	-	46,854	13,789	-	-	-	-	-	-	-	-	-	-
9 Husch Blackwell (Legal Counsel)	9,420	-	-	-	-	-	-	-	-	-	-	-	-	-	-
10 Alvarez & Marsal (Consulting)	-	-	1,257,626	4,114,775	3,524,389	1,539,526	1,291,047	-	1,045,754	898,099	140,764		299,098	91,996	37,845
11 Davis Polk (Legal Counsel)	-	-	966,757	3,554,183	4,056,410	4,066,543	5,478,715	-	2,288,301	4,101,990	1,006,842		4,102,188	-	634,762
12 Evercore (Investment Banking Advisory)	-	-	-	159,127	410,612	-	141,590	140,239	-	70,000	112,000	-	-	-	-
13 Norton Rose & Fulbright (Legal Counsel)	-	-	-	373,325	207,365	-	-	-	131,207	-	101,899	-	39,832	-	-
14 Akin Gump Strauss Hauer & Feld (Legal Counsel)	-	-	-	1,028,426	1,900,085	2,098,891	662,888	-	-	1,243,490	922,071	-	464,961	-	-
15 Chapman and Cutler LLP (Legal Counsel)	-	-	-	83,850	24,431	-	77,333	-	-	-	-	-	-	-	-
16 Epiq (Bankruptcy Services)	-	-	-	-	1,218,617	-	237,000	-	-	704,996	-	243,763	-	55,377	135,958
17 Gray Reed & McGraw (Legal Counsel)	-	-	-	-	53,028	-	-	12,999	-	-	500	-	-	-	-
18 Reed Smith LLP (Legal Counsel)	-	-	-	-	-	89,685	17,090	-	-	-	-	-	-	-	-
19 Miller Buckfire & Co. (Investment Banking Advisory)	-	-	-	-	-	456,032	-	-	120,000	60,000	180,000	-	45,000	-	-
20 Berkeley Research Group LLC (Financial Advisor)	-	-	-	-	-	1,217,660	-	-	-	1,256,615	-	-	339,706	-	-
21 Joele Frank (Investor Relations Advisory)	-	-	-	-	-	-	53,341	-	-	-	-	-	-	-	-
22 Curtis, Maller-Prevost, Colt & Mosle LLP (Legal Counsel)	-	-	-	-	-	-	-	-	69,615	14,853	-	-	-	-	-
TOTAL PROFESSIONALS (MOR-1)	$ 4,321,343	$ 499,634	$ 2,234,018	$ 11,182,217	$ 13,290,209	$ 10,189,332	$ 9,126,545	$ 153,238	$ 3,761,576	$ 8,350,044	$ 2,464,076	$ 243,763	$ 5,290,785	$ 147,373	$ 542,986
MOR-9

Southern Foods Group, LLC d/b/a Dean Foods
CASE NUMBER:	(19-36313)

PAYMENTS TO INSIDERS AND PROFESSIONALS SUPPLEMENTARY SCHEDULE

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

February 1, 2021 to February 28, 2021
INSIDERS: NAME/POSITION/COMP TYPE
Name	Title	Gross Compensation	Geographical Allowance	Regular Earnings	Relocation Taxable Earnings	PTO	Retro Regular Earnings
1 Beringause,Eric	President and CEO	$ -	$ -	$ -	$ -	$ -	$ -
2 Ekpo,Bassey	SVP Business Innovation	-	-	-	-	-	-
3 Murray,Thomas N.	SVP Chief Commercial Officer	-	-	-	-	-	-
4 Rahlfs,GaryW	SVP Chief Financial Officer	10,835	-	10,835	-	-	-
5 Riley,Brian K	SVP Operations	-	-	-	-	-	-
6 Waterman,Kristy N	SVP Gen Counsel & Corp Secret	-	-	-	-	-	-
7 Wolljung,Gregory A	SVP Logistics	-	-	-	-	-	-
Grand Total		$ 10,835	$ -	$ 10,835	$ -	$ -	$ -

MOR-9